Exhibit 4.15

Amendment No. 2 to the shipbuilding contract dated 2 April 2012 for a CS60 semi-submersible drilling rig named “West Rigel”

THIS amendment No. 2 (“Amendment No. 2”) is made the 1st day of June 2016
BY AND BETWEEN:

(1)	JURONG SHIPYARD PTE. LTD., a corporation organized under the laws of Singapore, having its registered office at 29 Tanjong Kling Road, Singapore 628054 (the “Builder”);

and

(2)	NORTH ATLANTIC RIGEL LTD., a company organized under the laws of Bermuda, having its office at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, HMGX, Bermuda (the “Purchaser”),
collectively the “Parties” and individually a “Party”.
WHEREAS:

A.
The Parties entered into an amendment no. 1 dated 2 December 2015 (“Amendment No. 1”) in respect of the contract dated 2 April 2012 (the “Contract”) between the Builder and the Purchaser for the design, procurement, construction, equipment, commissioning and delivery to the Purchaser of one (1) Moss Maritime CS60 semi-submersible drilling rig bearing hull number 11-1112 and named “West Rigel”.

B.
Clause 1.2 of Amendment No. 1 provided that the Parties could extend the expiry date of the Deferral Period (as defined in Amendment No. 1) by an agreement in writing. The Parties wish to agree to extend the expiry date of the Deferral Period until the date falling 9 months from the Effective Date of Amendment No. 1.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-
1.     Definitions

1.1
All capitalized terms used in this Amendment No. 2 which are expressly defined in the Contract or Amendment No. 1 thereof shall have the meaning set out therein, unless defined in this Amendment No. 2 which definition shall prevail.

2.     Variation of Amendment No. 1

2.1	With effect from the date upon which the last of the following conditions precedent are satisfied:

(i)	both Parties have signed this Amendment No. 2; and

(ii)	Sembcorp Marine Ltd. and Seadrill Limited have each countersigned and acknowledged this Amendment No. 2 in the manner set out below;
the Parties agree that:

(a)	the definition of the Deferral Period in Clause 1.2 of Amendment No. 1 shall be deleted and replaced as follows:

“Deferral Period”
means the period commencing on the Effective Date of this Amendment, and ending on the earliest of (i) the sale of the Unit to a third party pursuant to Clause 5 below; (ii) Delivery of the Unit to the Purchaser pursuant to Clause 6 below; or (iii) midnight London time on the date falling 9 months from the Effective Date of this Amendment unless prior to such date the Parties have agreed in writing to an extension to the Deferral Period.

(b)	Clause 7.1 shall be deleted and replaced as follows:
“If the Deferral Period expires in accordance with part (iii) of the definition of “Deferral Period”, then upon such expiry:”

(c)	Clause 7.1.2 shall be deleted and replaced as follows:
“On or before expiry of the Deferral Period, Jurong shall execute the Joint Asset Holding Agreement and the Purchaser shall procure that North Atlantic Drilling Ltd. shall execute the Joint Asset Holding Agreement. The Joint Asset Holding Agreement shall become immediately effective upon the expiry of the Deferral Period and after the execution by Jurong and North Atlantic Drilling Ltd;”

(d)	The definition of “Amendment No.1” in Clause 1 of the Joint Asset Holding Agreement set out in Appendix 1 shall be deleted and replaced as follows:

“Amendment No. 1 means the amendment no. 1 dated 2 December 2015 between the Builder and the Purchaser relating to the Construction Contract as amended by Amendment No. 2 dated 1 June 2016 made between the same parties”

3.     Miscellaneous

3.1	Except as provided herein, all provisions, terms and conditions of the Contract and Amendment No. 1 shall remain in full force and effect.

3.2	Each Party warrants and represents to the other with respect to itself that it has the full right, power and authority to execute, deliver and perform this Amendment No. 2.

3.3
Each Party acknowledges that it has not entered into this Amendment No. 2 in reliance wholly or partly on any representation or warranty made by or on behalf of the other Party (whether orally or in writing) other than as expressly set out in this Amendment No. 2.

3.4	The law and arbitration provisions of the Contract shall apply equally to any claim, dispute or difference between the Parties arising out of or in connection with this Amendment No. 2.

IN WITNESS WHEREOF THIS AMENDMENT NO. 2 HAS BEEN ENTERED INTO BY THE PARTIES’ DULY AUTHORISED REPRESENTATIVES ON THE DATE FIRST WRITTEN ABOVE

Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Director
For and on behalf of
North Atlantic Rigel Ltd.

Signed by:    /s/ William Gu

Name: William Gu
Title: General Manager
For and on behalf of
Jurong Shipyard Pte. Ltd.
----------------------------------
We hereby acknowledge and agree to the terms and conditions of this Amendment No. 2 and confirm that our guarantee dated 29 August 2012 (as confirmed on 2 December 2015) remains valid, binding and enforceable.
Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Attorney
For and on behalf of
Seadrill Limited

We hereby acknowledge and agree to the terms and conditions of this Amendment No.2 and confirm that our guarantee dated 2 April 2012 (as confirmed on 2 December 2015) remains valid, binding and enforceable.

Signed by:    /s/ Wong Weng Sun

Name: Wong Weng Sun
Title: President & CEO
For and on behalf of
Sembcorp Marine Ltd.

Amendment No. 3 to the shipbuilding contract dated 2 April 2012 (as later amended) for a CS60 semi-submersible drilling rig named “West Rigel”
THIS amendment No. 3 (“Amendment No. 3”) is made the 1st day of September 2016
BY AND BETWEEN:

(1)	JURONG SHIPYARD PTE. LTD., a corporation organized under the laws of Singapore, having its registered office at 29 Tanjong Kling Road, Singapore 628054 (the “Builder”);

and

(2)	NORTH ATLANTIC RIGEL LTD., a company organized under the laws of Bermuda, having its office at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, HMGX, Bermuda (the “Purchaser”),
collectively the “Parties” and individually a “Party”.
WHEREAS:

A.
The Parties entered into an amendment no. 1 dated 2nd December 2015 (“Amendment No. 1”) and an amendment no. 2 dated 1st June 2016 (“Amendment No. 2”) in respect of the contract dated 2nd April 2012 (the “Contract”) between the Builder and the Purchaser for the design, procurement, construction, equipment, commissioning and delivery to the Purchaser of one (1) Moss Maritime CS60 semi-submersible drilling rig bearing hull number 11-1112 and named “West Rigel”.

B.
Clause 1.2 of Amendment No. 1, as amended by Amendment No. 2, provided that the Parties could extend the expiry date of the Deferral Period (as defined in Amendment No. 1) by an agreement in writing. The Parties wish to agree to further extend the expiry date of the Deferral Period by 1 – one – month until the date of 2nd October 2016 – i.e. 10 months after the Effective Date of Amendment No. 1.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-
1.     Definitions

1.1
All capitalized terms used in this Amendment No. 3 which are expressly defined in the Contract or Amendment No. 1 or Amendment No. 2 thereof shall have the meaning set out therein, unless defined in this Amendment No. 3 which definition shall prevail.

2.     Variation of Amendment No. 2

2.1	With effect from the date upon which the last of the following conditions precedent are satisfied:

(i)	both Parties have signed this Amendment No. 3; and

(ii)	Sembcorp Marine Ltd. and Seadrill Limited have each countersigned and acknowledged this Amendment No. 3 in the manner set out below;
the Parties agree that:

(a)	the definition of the Deferral Period in Clause 1.2 of Amendment No.1 as amended by Clause 2.1(a) of Amendment No. 2 shall be deleted and replaced as follows:

“Deferral Period”
means the period commencing on the Effective Date of this Amendment, and ending on the earliest of (i) the sale of the Unit to a third party pursuant to Clause 5 below; (ii) Delivery of the Unit to the Purchaser pursuant to Clause 6 below; or (iii) midnight London time on the date falling 10 months from the Effective Date of this Amendment (i.e. midnight London time on 2nd October 2016) unless prior to such date the Parties have agreed in writing to an extension to the Deferral Period.

(b)	The definition of “Amendment No. 1” in Clause 1 of the Joint Asset Holding Agreement set out in Appendix 1 shall be deleted and replaced as follows:
“Amendment No. 1 means the amendment no. 1 dated 2nd December 2015 between the Builder and the Purchaser relating to the Construction Contract as amended by Amendment No. 2 dated 1st June 2016 and Amendment No. 3 dated 1st September 2016 made between the same parties.”
3.     Miscellaneous

3.1	Except as provided herein, all provisions, terms and conditions of the Contract, the Amendment No. 1 and the Amendment No. 2 shall remain in full force and effect.

3.2	Each Party warrants and represents to the other with respect to itself that it has the full right, power and authority to execute, deliver and perform this Amendment No. 3.

3.3
Each Party acknowledges that it has not entered into this Amendment No. 3 in reliance wholly or partly on any representation or warranty made by or on behalf of the other Party (whether orally or in writing) other than as expressly set out in this Amendment No. 3.

3.4	The law and arbitration provisions of the Contract shall apply equally to any claim, dispute or difference between the Parties arising out of or in connection with this Amendment No. 3.

IN WITNESS WHEREOF THIS AMENDMENT NO. 3 HAS BEEN ENTERED INTO BY THE PARTIES’ DULY AUTHORISED REPRESENTATIVES ON THE DATE FIRST WRITTEN ABOVE

Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Director
For and on behalf of
North Atlantic Rigel Ltd.

Signed by:    /s/ William Gu

Name: William Gu
Title: General Manager
For and on behalf of
Jurong Shipyard Pte. Ltd.

We hereby acknowledge and agree to the terms and conditions of this Amendment No. 3 and confirm that our guarantee dated 29th August 2012 (as confirmed on 2nd December 2015 and 1st June 2016) remains valid, binding and enforceable.

Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Attorney
For and on behalf of
Seadrill Limited

We hereby acknowledge and agree to the terms and conditions of this Amendment No. 3 and confirm that our guarantee dated 2nd April 2012 (as confirmed on 2nd December 2015 and 1st June 2016) remains valid, binding and enforceable.

Signed by:    /s/ Wong Weng Sun

Name: Wong Weng Sun
Title: President & CEO
For and on behalf of
Sembcorp Marine Ltd.

Amendment No. 4 to the shipbuilding contract dated 2 April 2012 (as later amended) for a CS60 semi-submersible drilling rig named “West Rigel”

THIS amendment No. 4 (“Amendment No. 4”) is made the 30th day of September 2016
BY AND BETWEEN:

(1)	JURONG SHIPYARD PTE. LTD., a corporation organized under the laws of Singapore, having its registered office at 29 Tanjong Kling Road, Singapore 628054 (the “Builder”);

and

(2)	NORTH ATLANTIC RIGEL LTD., a company organized under the laws of Bermuda, having its office at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, HMGX, Bermuda (the “Purchaser”),
collectively the “Parties” and individually a “Party”.

WHEREAS:

A.
The Parties entered into an amendment no. 1 dated 2nd December 2015 (“Amendment No. 1”), an amendment no. 2 dated 1st June 2016 (“Amendment No. 2”) and an amendment no. 3 dated 1st September 2016 (“Amendment No. 3”) in respect of the contract dated 2nd April 2012 (the “Contract”) between the Builder and the Purchaser for the design, procurement, construction, equipment, commissioning and delivery to the Purchaser of one (1) Moss Maritime CS60 semi-submersible drilling rig bearing hull number 11-1112 and named “West Rigel”.

B.
Clause 1.2 of Amendment No. 1, as amended by Amendment No. 2 and Amendment No. 3, provided that the Parties could extend the expiry date of the Deferral Period (as defined in Amendment No. 1) by an agreement in writing. The Parties wish to agree to further extend the expiry date of the Deferral Period by 3 – three – months and 4 – four – days until the date of 6th January 2017 – i.e. 13 months and 4 days after the Effective Date of Amendment No. 1.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-
1.     Definitions

1.1
All capitalized terms used in this Amendment No. 4 which are expressly defined in the Contract or Amendment No. 1 or Amendment No. 2 or Amendment No. 3 thereof shall have the meaning set out therein, unless defined in this Amendment No. 4 which definition shall prevail.

2.     Variation of Amendment No. 3

2.1	With effect from the date upon which the last of the following conditions precedent are satisfied:

(i)	both Parties have signed this Amendment No. 4; and

(ii)	Sembcorp Marine Ltd. and Seadrill Limited have each countersigned and acknowledged this Amendment No. 4 in the manner set out below;
the Parties agree that:

(a)	the definition of the Deferral Period in Clause 1.2 of Amendment No. 1 as amended by Clause 2.1(a) of Amendment No. 2 and Amendment No. 3 shall be deleted and replaced as follows:

“Deferral Period”
means the period commencing on the Effective Date of this Amendment, and ending on the earliest of (i) the sale of the Unit to a third party pursuant to Clause 5 below; (ii) Delivery of the Unit to the Purchaser pursuant to Clause 6 below; or (iii) midnight London time on the date falling 13 months and 4 days from the Effective Date of this Amendment (i.e. midnight London time on 6th January 2017) unless prior to such date the Parties have agreed in writing to an extension to the Deferral Period.

(b)	The definition of “Amendment No. 1” in Clause 1 of the Joint Asset Holding Agreement set out in Appendix 1 shall be deleted and replaced as follows:
“Amendment No. 1 means the amendment no. 1 dated 2nd December 2015 between the Builder and the Purchaser relating to the Construction Contract as amended by Amendment No. 2 dated 1st June 2016, Amendment No. 3 dated 1st September 2016 and Amendment No. 4 dated 30 September 2016 made between the same parties.”

3.     Miscellaneous

3.1	Except as provided herein, all provisions, terms and conditions of the Contract, Amendment No. 1, Amendment No. 2 and Amendment No. 3 shall remain in full force and effect.

3.2	Each Party warrants and represents to the other with respect to itself that it has the full right, power and authority to execute, deliver and perform this Amendment No. 4.

3.3
Each Party acknowledges that it has not entered into this Amendment No. 4 in reliance wholly or partly on any representation or warranty made by or on behalf of the other Party (whether orally or in writing) other than as expressly set out in this Amendment No. 4.

3.4	The law and arbitration provisions of the Contract shall apply equally to any claim, dispute or difference between the Parties arising out of or in connection with this Amendment No. 4.

IN WITNESS WHEREOF THIS AMENDMENT NO. 4 HAS BEEN ENTERED INTO BY THE PARTIES’ DULY AUTHORISED REPRESENTATIVES ON THE DATE FIRST WRITTEN ABOVE

Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Director
For and on behalf of
North Atlantic Rigel Ltd.

Signed by:    /s/ Wang Zijiam

Name: Wang Zijiam
Title: Executive Director
For and on behalf of
Jurong Shipyard Pte. Ltd.

We hereby acknowledge and agree to the terms and conditions of this Amendment No. 4 and confirm that our guarantee dated 29th August 2012 (as confirmed on 2nd December 2015, 1st June 2016 and 1st September 2016) remains valid, binding and enforceable.

Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Attorney
For and on behalf of
Seadrill Limited

We hereby acknowledge and agree to the terms and conditions of this Amendment No. 4 and confirm that our guarantee dated 2nd April 2012 (as confirmed on 2nd December 2015, 1st June 2016 and 1st September 2016) remains valid, binding and enforceable.

Signed by:    /s/ Wong Weng Sun

Name: Wong Weng Sun
Title: President & CEO
For and on behalf of
Sembcorp Marine Ltd.

Amendment No. 5 to the shipbuilding contract dated 2 April 2012 (as later amended) for a CS60 semi-submersible drilling rig named “West Rigel”
THIS amendment no. 5 (“Amendment No. 5”) is made the 6 day of January 2017
BY AND BETWEEN:

(1)	JURONG SHIPYARD PTE. LTD., a corporation organized under the laws of Singapore, having its registered office at 29 Tanjong Kling Road, Singapore 628054 (the “Builder”);

and

(2)	NORTH ATLANTIC RIGEL LTD., a company organized under the laws of Bermuda, having its office at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, HMGX, Bermuda (the “Purchaser”),
collectively the “Parties” and individually a “Party”.
WHEREAS:

A.
The Parties entered into an amendment no. 1 dated 2nd December 2015 (“Amendment No. 1”), an amendment no. 2 dated 1st June 2016 (“Amendment No. 2”), an amendment no. 3 dated 1st September 2016 (“Amendment No. 3”) and an Amendment no. 4 dated 30th September 2016 (“Amendment No. 4”) in respect of the contract dated 2nd April 2012 (the “Contract”) between the Builder and the Purchaser for the design, procurement, construction, equipment, commissioning and delivery to the Purchaser of one (1) Moss Maritime CS60 semi-submersible drilling rig bearing hull number 11-1112 and named “West Rigel”.

B.
Clause 1.2 of Amendment No. 1, as amended by Amendment No. 2, Amendment No. 3 and Amendment No. 4, provided that the Parties could extend the expiry date of the Deferral Period (as defined in Amendment No. 1) by an agreement in writing. The Parties wish to agree to further extend the expiry date of the Deferral Period by 6 - six - months until the date of 6th July 2017 - i.e. 19 months and 4 days after the Effective Date of Amendment No. 1.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-
1.     Definitions

1.1
All capitalized terms used in this Amendment No. 5 which are expressly defined in the Contract, Amendment No. 1, Amendment No. 2, Amendment No. 3 or Amendment No. 4 thereof shall have the meaning set out therein, unless defined in this Amendment No. 5 which definition shall prevail.

2.     Variation of Amendment No. 4

2.1	With effect from the date upon which the last of the following conditions precedent are satisfied:

(i)	both Parties have signed this Amendment No. 5; and

(ii)	Sembcorp Marine Ltd. and Seadrill Limited have each countersigned and acknowledged this Amendment No. 5 in the manner set out below;
the Parties agree that:

(a)	the definition of the Deferral Period in Clause 1.2 of Amendment No. 1 as amended by Clause 2.1(a) of Amendment No. 2, Amendment No. 3 and Amendment No. 4 shall be deleted and replaced as follows:

“Deferral Period”
means the period commencing on the Effective Date of this Amendment, and ending on the earliest of (i) the sale of the Unit to a third party pursuant to Clause 5 below; (ii) Delivery of the Unit to the Purchaser pursuant to Clause 6 below; or (iii) midnight London time on the date falling 19 months and 4 days from the Effective Date of this Amendment (i.e. midnight London time on 6th July 2017) unless prior to such date the Parties have agreed in writing to an extension to the Deferral Period.

(b)	The definition of “Amendment No. 1” in Clause 1 of the Joint Asset Holding Agreement set out in Appendix 1 shall be deleted and replaced as follows:
“Amendment No. 1 means the amendment no. 1 dated 2nd December 2015 between the Builder and the Purchaser relating to the Construction Contract as amended by Amendment No. 2 dated 1st June 2016, Amendment No. 3 dated 1st September 2016, Amendment No. 4 dated 30th September 2016 and Amendment No. 5 dated 6 January 2017 made between the same parties.”

3.     Miscellaneous

3.1	Except as provided herein, all provisions, terms and conditions of the Contract, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 shall remain in full force and effect.

3.2	Each Party warrants and represents to the other with respect to itself that it has the full right, power and authority to execute, deliver and perform this Amendment No. 5.

3.3
Each Party acknowledges that it has not entered into this Amendment No. 5 in reliance wholly or partly on any representation or warranty made by or on behalf of the other Party (whether orally or in writing) other than as expressly set out in this Amendment No. 5.

3.4	The law and arbitration provisions of the Contract shall apply equally to any claim, dispute or difference between the Parties arising out of or in connection with this Amendment No. 5.

IN WITNESS WHEREOF THIS AMENDMENT NO. 5 HAS BEEN ENTERED INTO BY THE PARTIES’ DULY AUTHORISED REPRESENTATIVES ON THE DATE FIRST WRITTEN ABOVE
Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Director
For and on behalf of
North Atlantic Rigel Ltd.

Signed by:    /s/ William Gu

Name: William Gu
Title: Senior General Manager
For and on behalf of
Jurong Shipyard Pte. Ltd.

----------------------------------
We hereby acknowledge and agree to the terms and conditions of this Amendment No. 5 and confirm that our guarantee dated 29th August 2012 (as confirmed on 2nd December 2015, 1st June 2016, 1st September 2016 and 30th September 2016) remains valid, binding and enforceable.

Signed by:    /s/ Jon Olav Østhus

Name: Jon Olav Østhus
Title: Attorney
For and on behalf of
Seadrill Limited

We hereby acknowledge and agree to the terms and conditions of this Amendment No. 5 and confirm that our guarantee dated 2nd April 2012 (as confirmed on 2nd December 2015, 1st June 2016, 1st September 2016 and 30th September 2016) remains valid, binding and enforceable.

Signed by:    /s/ Wong Weng Sun

Name: Wong Weng Sun
Title: President & CEO
For and on behalf of
Sembcorp Marine Ltd.